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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 1, 2001
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                                RSA Security Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   000-25120                 04-2916506
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  (State or other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)

36 Crosby Drive, Bedford, Massachusetts                             01730
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (781) 301-5000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On October 1, 2001, RSA Security Inc. (the "Company") issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2001 and the termination of put options covering 1,875,000 shares of the Company's common stock.

         The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.    Description
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  99.1         Press release, dated October 1, 2001, announcing the preliminary financial results of RSA Security Inc. for the third quarter ended September 30, 2001 and the termination of put options covering 1,875,000 shares of the Company's common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 1, 2001             RSA SECURITY INC.
                                   (Registrant)

                                   By: /s/ John F. Kennedy
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                                       John F. Kennedy
                                       Senior Vice President, Finance and
                                       Operations, and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1                     Press Release dated October 1, 2001.



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